2014 Annual Stockholder Meeting May 14, 2014 NASDAQ: GALT www.galectintherapeutics.com © 2014 Galectin Therapeutics Inc Exhibit 99.1

Forward-Looking Statement Disclaimer
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others.
They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. These statements include those regarding strategies and potential therapeutic benefits of GR-MD-02 and expectations regarding clinical trials, including the future enrollment of patients and the timing of results. These statements also include expectations regarding our pipeline, patents and spending. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, future pre-clinical and clinical results may differ materially from past results, and there is no guarantee that our trials will lead to positive outcomes or that GR-MD-02 will ever be approved by the
FDA.  We may experience delays in our trials and we may have difficulty enrolling patients.  We may experience delays in our trials, and we may have difficulty enrolling patients and processing the resulting data. Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change, and our expectations regarding patents may not be accurate.  Regardless of the results of current or future studies, we may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to further develop and/or fund any studies or trials. To date, we have incurred operating losses since our inception, and our ability to successfully develop and market drugs may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended
December 31, 2013, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements..

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Drugs are natural complex carbohydrates that bind to
galectin-3 and block interactions with natural ligands
© 2013 Galectin Therapeutics   NASDAQ:GALT

Galacturonic Acid Rhamnose Galactose
Mannose
GR-MD-02
(simplified schematic)
GM-CT-01
(simplified schematic)
•
Galectin-3 is most important in pathological situations, is widely expressed, but highest in immune cells (macrophages)
•
In areas of acute or chronic inflammation and fibrogenesis, the gal-3 expression is markedly increased. The majority of cancers express high levels of galectin-3
• • Produced from
apple pectin
Produced from guar
gum

Our Pipeline Of Galectin-3 Inhibitors
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

*Galectin Sciences, LLC
Clinical Focus Stage of Development
Drug Indication Discovery Pre-clinical Phase 1 Phase 2 Phase 3
Fibrosis
GR-MD-02
NASH (Fatty liver
disease) with advanced
fibrosis
Lung fibrosis
Kidney fibrosis
Cardiovascular fibrosis
Cancer Immunotherapy
GR-MD-02 Melanoma
Galectin-3 Inhibitors
GR-MD-03 Subcutaneous
GR-MD-04 Oral
G-XXX* Oral

All Chronic Liver Diseases Lead To Fibrosis
Example: Liver Fibrosis In Fatty Liver Disease (NASH)
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Stage 1
Stage 2
Stage 3
Stage 4
Patient
Liver
biopsy
Healthy
Fatty Fibrosis Cirrhosis
Liver failure
Bleeding
Encephalopathy
Edema
Asymptomatic
Only therapy for
patients with
cirrhosis is liver
transplantation
Bridging Fibrosis
Cirrhosis
Portal/Central
Pericellular/Central
(High Mag)
Blue=fibrosis
Occurs over decades

GR-MD-02, A Galectin-3 Inhibitor, Has Therapeutic
Effect On NASH With Fibrosis In Mouse Model
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Normal NASH:Control
NASH:GR-MD-02
GR-MD-02 Effects
Disease Activity Score
•
•
•
Collagen
(Fibrosis)
Galectin-3
Protein
Improvement is linked to decreased tissue Galectin-3
Collagen Stain
Gal-3 Stain
Normal Stain
Fat
Cell death
Inflammation

GR-MD-02 Reversed Cirrhosis in Rat Model

•
Animal model
presented a very
high hurdle
for drug
treatment
•
Cirrhosis induced
with high dose toxin
and continued
throughout drug
treatment
•
Treatment with four,
once weekly doses of
GR-MD-02
Broad bands of
collagen with nodule
formation (N)
indicates advanced
fibrosis and cirrhosis
Reduction in
collagen with thin
and broken bands
(arrow) indicates
resolving fibrosis
and cirrhosis
© 2014 Galectin Therapeutics
NASDAQ:GALT
GR-MD-02
Vehicle

GR-MD-02 Is A Galectin-3 Inhibitor That Reduces
Collagen Synthesis And Increases Collagen
Degradation In Pre-Clinical Models
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Fibrosis
Restoration to Normal
Fibrosis results from increased
collagen and other matrix protein
synthesis with little to no change in
collagen degradation.
Fibrosis can resolve either by a
reduction in collagen synthesis or an
increase in degradation. The
combination would increase rate of
resolution.
Liver Fibrotic Tissue Homeostasis
+/-
+
Normal
In the normal liver, collagen and
matrix protein synthesis matches
degradation to provide appropriate
amount of extracellular matrix.
Collagen Synthesis
Collagen Degradation
=
Collagen Synthesis
Collagen Degradation
Collagen Synthesis
Collagen Degradation

GR-MD-02 Is Being Developed For The Indication Of
NASH With Advanced Fibrosis (Stage 3 and 4)

© 2014 Galectin Therapeutics  |  NASDAQ:GALT
Obesity/Insulin Resistance/Diabetes
Steatosis (fatty liver)
NASH (inflammation, cell death)
Stage 1       2       3
Fibrosis
Stage 4
Cirrhosis
• No certainty of progression from early to late disease in an individual
• Late disease much closer to clinical outcomes
• Surrogates of clinical outcomes are better developed for late disease
• GR-MD-02 reduces inflammation, ballooning and fat in NASH and reduces existing fibrosis and reverses cirrhosis in animal models
Early Disease Late Disease
Clinical Outcomes
Complications
Transplant
Death
Targeting Late Disease

Biopsy proven NASH with advanced fibrosis (stage 3)
Cohort has 8 patients (6 active, 2 placebo, blinded)
Starting dose of 2 mg/kg lean body weight (equivalent to 80 mg/m );
Phase 1 Clinical Trial Of GR-MD-02 In NASH With
Advanced Fibrosis: Fast Track FDA Designation
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

0 28 35 42 56 70
Day
Infusion
-1
Biomarkers
Biomarkers
Patient inclusion:
Design:
Dose:
Primary endpoints: Safety
Pharmacokinetics
Secondary endpoints: Disease-related serum biomarkers to assess for potential treatment effect
http://clinicaltrial.gov/ct2/show/NCT01899859?term=GR-MD-02&rank=2
2
Infusions at days 0, 28, 35 and 42.

Patient Characteristics, Safety and
Pharmacokinetics: Cohort 1
Patient Characteristics
•
•
•
•

© 2014 Galectin Therapeutics  |  NASDAQ:GALT
Pharmacokinetics
•
•
•
GR-MD-02 at a dose of 2 mg/kg
(80 mg/m ) was safe and well tolerated
See presentation for full
results: http://bit.ly/QAcJbz
Patient Safety
•
•
•
There were no Serious Adverse Events
There were no Treatment Emergent
Adverse Events in patients receiving GR-
MD-02 that were attributed to the drug
There were no treatment emergent
laboratory or ECG findings
2
6 women and 2 men
Ages 40-64 (mean=54)
Mean body mass index (BMI)=39
Diabetes Mellitus in 6 patients
GR-MD-02 blood levels were consistent
between individuals with a t
1/2
of 20 hours
Blood levels not significantly different after
single or multiple infusions
The total drug exposure in humans given 2
mg/kg was approximately 40% of the total
drug exposure of the lowest dose used in
the mouse NASH model which was
therapeutic.
(obese >30)

Major Pathological Processes in NASH
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Steato-Hepatitis (NASH Activity)
Fibrosis/Cirrhosis
Do Not Always Correlate in Same Patient
• Can have high NASH activity score with minimal fibrosis
• Can have advanced fibrosis/cirrhosis with minimal NASH activity
We measured serum biomarkers of both major pathological processes
• Ballooning of liver cells (cell
death/apoptosis) key hallmark
• Fat in liver cells (steatosis)
• Immune cell infiltration (inflammation)
• Increase in collagen/matrix
• Disruption of architecture
• Liver cell nodules

Serum Biomarkers Of Fibrosis In NASH
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Composite Scores
FibroTest™ (FibroSURE™)
Individual Markers
Exploratory*
ELF (Enhanced Liver Fibrosis)
Score
Hyaluronic Acid
* Indicates that there is some evidence
that suggests they are increased in
fibrosis, but not confirmed in sufficient
number of patients or studies
• Indirect biomarker of fibrosis
• Age and gender, Alpha-2-
macroglobulin, Haptoglobin,
Apolipoprotein A1, GGTP, Total
bilirubin
• Matrix polysaccharide
• Direct marker
• Correlates to fibrosis
• Direct biomarker of fibrosis
• Hyaluronic acid
• TIMP1 (tissue inhibitor of
metalloproteinase-1)
• P3NP (amino terminal
propeptide of type III pro-
collagen)
• TGF-
• Lumican
• Osteopontin
• Matrix Metalloproteinases
For more information and references on biomarkers:
http://bit.ly/1jzFK50

Percent of Baseline Value
150
100
50
0
FibroTest Score (Active)
FibroTest Score (Placebo)
Day -1
Day 56

% Change (D-1 vs. D56)
40
20
0
-20
-40
-60
* p = 0.0442 (t-test)
n=2
n=5
Mean +/- SD
Inter-test Variability
*
Placebo
GR-MD-02

FibroTest
™
(FibroSURE
™
) Scores Significantly
Decreased In GR-MD-02 Treated Patients
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

One patient on GR-MD-02 had scores < 0.08 which was highly
discordant with biopsy (stage 3). Patient had high haptoglobin which is known for false negative test.
Note: While the numbers are small, exploratory statistics have been performed to evaluate differences using a one-sided t-test and confirmed using a non-parametric test, Mann-Whitney
FibroTest
™
has been shown to: 1) Correlate with stage of fibrosis; 2) Assess fibrosis regression; 3) Assess fibrosis progression; 4) Predict liver-related mortality
See presentation for full results: http://bit.ly/QAcJbz

Serum Biomarkers of NASH Inflammation and Injury
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Cellular Injury
Serum Transaminases
•
•
•
•
Cytokeratin 18
•
•
Cell Death (Apoptosis)
Key cytokines*
•
•
•
Exploratory**
•
•
•
•
•
Inflammatory Cytokines
* Evidence of association with human NASH and importance
in pathogenesis, particularly as products of macrophages
** Some evidence of association with human and/or animal
NASH in at least one publication
For more information and references on biomarkers:
IL-6
IL-8
TNF-
INF-
Endothelin-1
IP-10
VEGF
CD40-ligand
ALT and AST
Enzymes released from liver cells
2/3 of NASH patients have normal
levels at any given time
Entire spectrum of disease can be
seen with normal levels
A circulating biomarker of
cell death
Predictive of NASH
severity
http://bit.ly/1jzFK50

% Change From Baseline
120
100
80
60
40
IL-6 (GR-MD-02)
IL-6 (Placebo)
Day -1
Day 56

* p = 0.0224 (t-test)
% Change (D-1 vs. D56)
20
10
0
-10
-20
-30
n=2
n=6
Mean +/- SD
Inter-test Variability
*
Placebo
GR-MD-02

Interleukin-6 Levels Were Significantly Reduced In
GR-MD-02 Treated Patients
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

•
Pro-Inflammatory cytokine secreted by T cells and macrophages.
•
GR-MD-02 treated patients had significant reduction when compared to placebo
See presentation for full results: http://bit.ly/QAcJbz

GR-MD-02 Treatment Appears To Improve Both Major
Pathological Processes In NASH
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• Improvement in Fibrosis Biomarkers: There was a statistically significant reduction in Fibrotest™ and trends towards a reduction in ELF score and hyaluronic acid
• Improvement in Inflammation Biomarkers: There were statistically significant reductions in IL-6, IL-8 and TNF- , all important cytokines in NASH
• Improvement in Cell Death Biomarkers: A patient subset with high ALT levels indicative of more cellular injury had improvement in CK-18
Steato-Hepatitis (NASH Activity)
Fibrosis/Cirrhosis
• Ballooning of liver cells (cell
death/apoptosis) key hallmark
• Fat in liver cells (steatosis)
• Immune cell infiltration (inflammation)
• Increase in collagen/matrix
• Disruption of architecture
• Liver cell nodules
See presentation for full results: http://bit.ly/QAcJbz

Summary of Findings From Cohort 1
•
GR-MD-02 was safe and well tolerated at 2 mg/kg (80 mg/m ) with no drug-
related adverse events
•
Pharmacokinetics was consistent between individuals and after single and multiple doses; exposure was 40% of lowest dose used in NASH animal model; this was a therapeutic dose
•
Key composite biomarkers of fibrosis improved after four doses of GR-MD-02
•
Key inflammatory cytokines were decreased after four doses of GR-MD-02
•
Patients with greater cellular injury as indicated by elevated ALT levels, had a marked decrease in CK-18, a cell death biomarker
•
Galectin-3 blood levels do not correlate with disease activity and are not a biomarker of drug effect in patients with NASH with advanced fibrosis
In addition to being safe and well tolerated, GR-MD-02 improved biomarkers of fibrosis, inflammation and liver cell injury in patients with
NASH with advanced fibrosis

© 2014 Galectin Therapeutics  |  NASDAQ:GALT
2

Phase 1 Clinical Trial Of GR-MD-02 In NASH With
Advanced Fibrosis: Second and third cohort
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

0 28 35 42 56 70
Day
Infusion
-1
BM/FS
BM/FS
Cohort
Patients
(A/P)
6/2
10* 21 28 35 49 63 0 -1
1
(2 mg/kg)
20** 21 28 35 49 63 0 -1
Timing of reporting results:
• Cohort 2: Around end of July
• Cohort 3: November
38
BM BM
BM/FS
38
BM BM BM
2
(4 mg/kg)
BM=Biomarkers
FS=FibroScan®
* 6/10 had FibroScan®
** Anticipate all will have FibroScan®
3
(8 mg/kg)

Competition in NASH: Different Indications and
Clinical Trial Endpoints

NASH (inflammation, cell death)
Stage 1         2         3
Fibrosis
Stage 4
Cirrhosis
Early Disease Late Disease
Clinical Outcomes
Complications
Transplant
Death
© 2014 Galectin Therapeutics
NASDAQ:GALT
•
Focus is on improving
NAFLD Activity Score (8
points total):
•
Fat (3 pts.),
Ballooning (2 pts.),
Inflammation (3 pts.)
•
FLINT (NIDDK and
Intercept)
•
Other trials (Genfit,
Galmed, Conatus)
•
Focus is on stopping
progression or reversing
fibrosis
•
Gilead Trials (stop
progression)
•
LOL-2 (Lysyl oxidase-like-2) mAb
(GS-6624): Monoclonal antibody
that blocks the enzyme which
cross links collagen fibers
•
Galectin Therapeutics Trials
(stop progression and reverse
fibrosis)

Fibrosis Program Summary
• First liver fibrosis indication: NASH with advanced fibrosis and/or cirrhosis
• Phase 1 trial indicates positive effects on fibrosis and NASH activity
(inflammation and cell death)
• Controlled phase 2 clinical trial program to follow completion of phase
1 trial.
• The results of the first cohort suggest that 2 mg/kg is a safe, well-tolerated dose that has indication of anti-fibrotic and anti-inflammatory effect. Therefore, this defines at least one potential dose level for phase 2 clinical trials
• Other Organ Fibrosis
• Strong pre-clinical efficacy results in lung, kidney and cardiovascular fibrosis
• Considering prospects for entering clinical development
• Ongoing discussions with large pharmaceutical companies
• Discussions will provide foundation for partnering opportunities at the most opportune time

© 2014 Galectin Therapeutics
NASDAQ:GALT

Our Pipeline Of Galectin-3 Inhibitors
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Clinical Focus Stage of Development
Drug Indication Discovery Pre-clinical Phase 1 Phase 2 Phase 3
Fibrosis
GR-MD-02
NASH (Fatty liver
disease) with advanced
fibrosis
Lung fibrosis
Kidney fibrosis
Cardiovascular fibrosis
Cancer Immunotherapy
GR-MD-02 Melanoma
Galectin-3 Inhibitors
GR-MD-03 Subcutaneous
GR-MD-04 Oral
G-XXX* Oral
*Galectin Sciences, LLC

Stromal Cells
Angiogenesis
Adhesion to Extra Cellular Matrix
Detachment
Invasion and Migration
Tumor Immunity
Angiogenesis

The Vast Majority of Cancers Secrete Large Amounts
of Galectins Which Have Multiple Roles in Tumor
Pathogenesis

© 2014 Galectin Therapeutics
NASDAQ:GALT
• Tumor cell invasion:
extracellular matrix
adhesion & detachment
• Metastasis:
cell invasion and migration
• Angiogenesis
•
Tumor immunity has
recently been shown to be
critically affected by
galectins

Cancer Therapy Strategy
•
Focus on cancer immunotherapy based on the hypothesis that
galectin inhibitors will enhance efficacy of immunotherapies
•
Metastatic melanoma is initial cancer indication
•
In US 76,000 new diagnoses and 9,100 deaths annually
•
5% five year survival for metastatic disease
•
Even with newly approved drugs, still a substantial unmet medical need
•
We have sought collaborations with institutions that have:
•
Demonstrated clinical trial expertise in melanoma
•
Tumor immunology basic science research
•
Ability to conduct clinical trials and assist in funding
•
Collaboration established
•
Robert W. Franz Cancer Research Center, Earle A. Chiles Research
Institute (EACRI) Providence-Portland Medical Center, Portland Oregon
•
Joint patent application with exclusive license to Galectin Therapeutics

© 2014 Galectin Therapeutics
NASDAQ:GALT

50
40
30
20
10
0
Tumor size (mm²)
IgG
aCTLA-4
aPD-1
*
*
+none
+MD02

100
80
60
40
20
0
% Survival
IgG
aCTLA-4
MD02/IgG
MD02/aCTLA-4
*
20
40
60
80
100
Time (days)

Checkpoint inhibitors plus GR-MD-02 boosts anti-
tumor immunity, reduce tumor size and increase
survival in mouse cancer models

*p<0.05
aCTLA-4 = anti-CTLA-4 mAb [ipilimumab in humans (Yervoy, BMS)]
aPD-1 = anti-PD-1 mAb [positive results in clinical trials, BMS, Merck]
Unpublished data 2013: Stefanie N. Linch, Melissa J. Kasiewicz, Peter G. Traber, and William L.
Redmond, Galectin Therapeutics and Earle A. Chiles Research Institute (EACRI), Portland Oregon
© 2014 Galectin Therapeutics
NASDAQ:GALT
*p<0.05
Also effective in breast cancer, melanoma, and sarcoma
TC-1 (prostate)
TC-1 (prostate)

Phase 1B Clinical Trial in patients with advanced
melanoma using GR-MD-02 in combination with
Yervoy® (ipilimumab): Actively Enrolling

1 23 43 64 85
Day
Infusion: GR-MD-02 followed by Yervoy® at standard doses
Patient inclusion: Advanced melanoma with indication for Yervoy® treatment
Design: 3+3 dose escalation (3 patients if no adverse events); 10 patients treated with maximum tolerated dose Dose: Starting dose of 1 mg/kg
Endpoints:
•
•
•
Followed every 12 weeks for survival
Biopsy
Biopsy
© 2014 Galectin Therapeutics
NASDAQ:GALT
http://clinicaltrial.gov/ct2/show/NCT02117362?term=GR-MD-02&rank=1
Safety; Pharmacokinetics
Tumor response: immune response RECIST criteria
Biological responses including memory CD4+ T-cells, memory CD8+ T-cells, melanoma specific T-cells, and composition of tumor immune infiltrate from tumor biopsies when available.

Cancer Therapy Summary
• Two immunotherapy agents have been approved for use to
date, with many more vaccines and activators in development
• Our strategy is to leverage world class expertise in basic tumor immunology and in the conduct of melanoma clinical trials.

© 2014 Galectin Therapeutics
NASDAQ:GALT
•
Providence Portland Medical Center and Earle A. Chiles
• Initial funding of clinical trial by PPMC/EACRI. Galectin is providing
GR-MD-02 study drug, reference to its IND, and PK analysis
• Ongoing discussions with large pharmaceutical companies in the immunotherapy space to seek a partnering opportunity at
the most opportune time
Research Institute (EACRI)
Ongoing pre-clinical studies; IND
accepted for  phase 1B clinical trial in patients with advanced melanoma treated with a combination of Yervoy and GR-MD-02
:

Financial Key Facts – As of May 9, 2014

Trading Symbol Nasdaq: GALT
Corporate Headquarters Norcross, GA (suburb of Atlanta)
Fiscal Year End December 31
Accounting Firm McGladrey LLP
Stock Price; 52 Week Range $10.23        $3.90 - $19.11
Shares Outstanding 21.9 million
Daily Volume (50 day average) 527,000 shares
Market Capitalization $224 million
Debt $0
Cash & Equivalents (March 31, 2014) $36.6 million
Estimated Spending in 2014 $14.5 million
© 2014 Galectin Therapeutics
NASDAQ:GALT

Summary
• Liver fibrosis program has advanced from a concept presented three years ago at Annual Meeting to Phase 1 human results
showing safety and evidence of disease effect
• Melanoma immunotherapy program has strong pre-clinical
results with an active Phase 1B clinical trial underway
• Pipeline of other fibrosis indications and new anti-galectin drugs is robust
• Intellectual property strong
• Patent attorneys are confident that GR-MD-02 and treatment indications do not infringe on other companies’ patents
• In fibrosis, Galectin has four issued patents and continues to advance additional patent submissions related to GR-MD-02
• Strong financial position to complete Phase 1 and potentially
Phase 2 depending on trial design to be determined based on
Phase 1 results and discussions with clinical experts and FDA.

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

THANK YOU! 30 © 2014 Galectin Therapeutics | NASDAQ:GALT